MANAGEMENT AGREEMENT

     THIS MANAGEMENT AGREEMENT (this "Agreement") is made and entered into as of this 23rd day of December, 1999 between Bion Environmental Technologies, Inc. (the "Company"), a Colorado corporation, having its principal address at 555 17th Street, Suite 3310, Denver, Colorado 80202 and D2 Co., LLC, a Delaware limited liability company ("D2"), having its principal address at 5 East 59th Street, 3rd Floor, New York, New York 10022.

                               W I T N E S S E T H:

     WHEREAS, the Company is the sole shareholder of Bion Technologies, Inc., a Colorado corporation, Bion Soil, Inc., a Colorado corporation and two inactive corporations, Bion Municipal, Inc., a Colorado corporation, and Bion International, Inc., a Colorado corporation (all of which are collectively referred to herein as the "Subsidiaries"); and

     WHEREAS, the Company desires the benefit of the experience, supervision and services of D2 and desires to employ it upon the terms and conditions hereinafter set forth, and D2 is willing and able to accept such employment on such terms and conditions;

     NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the Company and D2 agree as follows:

     1. Employment. The Company agrees to employ, and D2 agrees to serve the Company, in the management capacity and upon the other terms and conditions hereinafter set forth.

     2. Term. The employment of D2 shall continue for a period of three years, unless terminated sooner, as hereinafter provided (the "Term"). The Term shall be automatically extended for additional one-year periods unless either the company or D2 shall give written notice of non-renewal at least 60 days prior to the end of the initial or any renewed Term.

     3.  Termination for Cause.

         (a) The Company may terminate this Agreement for Cause. For purposes of this Agreement, termination for "Cause" shall mean (i) D2 or the persons referred to in Section 4(a) personally engaging in illegal conduct that is materially detrimental to the Company; (ii) D2 or the person referred to in Section 4(a)(i) (the "D2 Designee") being convicted of a felony; or
(iii) D2 's or the D2 Designee's willful and continued failure to use reasonable business efforts to attempt to substantially perform their respective duties hereunder (other than such failure resulting from incapacity due to a physical or mental illness) after demand for substantial performance is delivered by the Company in writing that specifically identifies the manner in which the Company believes any of D2 or the D2 Designee has not used reasonable business efforts to attempt to substantially perform its or his duties. In the event the D2 Designee becomes incapacitated due to a physical or mental illness and after due notice from the Company D2 has failed to appoint a successor "D2 Designee," then the Company shall be entitled to appoint a designee to fill such position until such failure has been cured by D2. For purposes of this Section 3(a), in addition to the other legal requirements to be "willful," no act, or failure to act, shall be considered "willful" unless committed in bad faith and without a reasonable belief that the act or omission was in the best interests of the Company. In addition, no

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action or inaction shall give rise to a right of the Company to terminate this
Agreement for Cause unless the Company has delivered to D2 a copy of a resolution duly adopted by a majority of the members of the Board of Directors (other then the three members designated by D2) at a meeting of the Board called and held for such purpose (after reasonable (but in no event less than thirty (30) days) notice to D2 an opportunity for D2, together with its counsel, to be heard before the Board), finding that in the good faith opinion of the Board, D2 or the D2 Designee were guilty of any conduct set forth above and specifying the particulars thereof in detail. This Section 3(a) shall not prevent D2 from challenging in any court of competent jurisdiction the Board's determination that Cause exists or that D2 or the D2 Designee has failed to cure any act (or failure to act) that purportedly formed the basis for the Board's determination. If the Company reasonably determines that D2 has violated the terms of this Agreement, it shall give written notice thereof describing the default and granting thirty (30) days in which to cure the default. If D2 fails or refuses to cure the default within thirty (30) days of the receipt of such notice, the Company may terminate this Agreement at the end of the thirty (30) day period.

          (b) D2 may terminate this Agreement if the Company fails to pay amounts owing to D2. If D2 reasonably determines that the Company has failed to pay amounts owing under this Agreement, it shall give written notice thereof describing the amount owing and granting thirty (30) days in which to cure such failure. If the Company fails or refuses to pay amounts owing to D2 within thirty (30) days of the receipt of such notice, D2 may terminate this Agreement at the end of the thirty (30) day period.

     4. Duties. D2 shall perform (or supervise the performance of) certain executive and administrative activities relating to the internal operation of the Company and its Subsidiaries, subject always to the general control and direction of the Board of Directors of the Company. D2's duties shall consist of the following:

          (a) D2 shall provide (i) certain executive level employee services to the Company and its Subsidiaries, initially consisting of the provision of the services of Mr. David Mitchell (or his successor in office) as Chief Executive Officer and Chairman of the Executive Committee and (ii) the services of Summerwind Restructuring, Inc. (or its successor) as a consultant to the Company. Notwithstanding anything in this Agreement to the contrary, D2 shall not be obligated to provide executive level services to the Company in the nature of those generally performed by a Chief Financial Officer and/or Controller;

          (b) D2 shall provide (or supervise the provision by a third party hired at the Company's expense) certain financial advisory, research and consulting services in the nature of those generally provided by investment banking firms and management consulting firms;

          (c) D2 shall supervise office systems, filing systems, accounting systems, and bookkeeping systems for the Company and its Subsidiaries;

          (d) D2 shall consult with and advise the other officers, directors, agents and employees of either the Company, regarding the internal operations of the Company or the Subsidiaries;

          (e) D2 shall assist the Company to prepare a business plan and annual operating budgets for the Company and its Subsidiaries; and

          (f) The Board of Directors shall periodically review the performance of the D2 Designee based on the plans and projections relating to the Company developed by him.
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


          In the event that D2 provides services to the Company or its Subsidiaries that exceed those described above (including but not limited to consultation, negotiation, review and analysis in connection with joint ventures, mergers and acquisitions or bank financings involving or transactions with respect to the sale or disposition of, the Company or any of its Subsidiaries), D2 shall be entitled to negotiate with the Company for the receipt of additional fees.

     5. Powers. So that it may properly perform its duties, D2, through the D2 Designee in his capacity as an executive officer of the Company, shall have the power to take all action and do all things necessary and proper to bring about the efficient operation of the Company and its Subsidiaries, subject to the overall direction and control of the Board of Directors of the Company. D2, through the D2 Designee in his capacity as an executive officer of the Company, shall have the power to employ, supervise and discharge all employees of the Company and its Subsidiaries and to fix their compensation, subject to the overall direction and control of the Board of Directors of the Company.

     6. Directors. (a) For the Term, D2 shall be entitled to designate three of the seven Directors of the Company. If necessary, the Directors of the Company will elect each such person to the Board of Directors of the Company by creating a new position on the Board of Directors promptly following such person's nomination by D2 and shall nominate such person for election in connection with any shareholder vote for Directors, and the Company will use its best efforts to ensure that the shareholders of the Company agree to vote all their securities in favor of such person's election. The Company agrees to vote all voting securities for which the Company holds proxies, granting it voting discretion, or is otherwise entitled to vote, in favor of, and to use its best efforts in all respect to cause, the election of each such individual proposed by D2. In the event that a vacancy is created on the Board of Directors at any time by the death, disability, resignation or removal (with or without cause) of any such individual proposed and nominated by D2, pursuant to this Agreement, the Company will, and will use its best efforts to ensure that the shareholders of the Company, vote all its voting securities to elect each individual proposed by D2 and approved by the Company and nominated for election by D2 to fill such vacancy and serve as a voting Director.

          (b) Upon the successful competition of the funding set forth in the Company's interim Business Plan, which is estimated to be $3,000,000, D2 shall have the right to nominate for election at the next annual meeting one additional Director out of the seven Directors, who shall be "independent" and not affiliated with either the Company or D2,the Company agrees that it will not unreasonably withhold or deny its vote (of all voting securities for which the Company holds proxies granting it voting discretion, or is otherwise entitled to vote) in favor of the election of each such individual proposed by D2.

          (c) If D2 gives notice to the Company that it desires to remove a Director proposed by it pursuant to Subsection 6(a) of this Agreement, the Company shall, and shall use its best effort to ensure that the shareholders of the Company shall, vote all its voting securities in favor of removing such Director if a vote of holders of such securities shall be required to remove the Director, and the Company agrees to take any action necessary to facilitate such removal.

          (d) Each Director nominated by D2 shall be entitled to the same type and an amount of compensation at least equal to the highest amount payable to any other Director for serving in such capacity.

          (e) Concurrently herewith, if requested by D2, but in no event later than January 30, 2000, the Company shall have caused the appointment of the initial Directors nominated by D2 to its Board of Directors in accordance with the provisions of this Section 6, which individuals shall be identified in writing to the Company by such time.

          (f) At any time that a designee or designees of D2 serve on the Company's Board of Directors, D2 shall be entitled to representation on any committee of the Board of Directors proportionate with their representation of the Board as a whole.

          (g) The Company shall promptly reimburse each director of the Company designated by D2 who is not an employee of the Company for all of his reasonable expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

          (h) The Company shall at all times maintain provisions in its By-laws and/or Certificate of Incorporation indemnifying all directors against liability and absolving all directors from liability to the Company and its shareholders to the maximum extent permitted under the laws of the State of Colorado.

          (i) The By-laws of the Company shall always contain provisions consistent with the provisions of this Section 6.

          (j) The Company shall use its best efforts to assist the Executives in procuring and maintaining, for so long as any designee of D2 is a director of the Company, Director and Officer Liability Insurance on terms and conditions reasonably satisfactory to D2.

     7. Liabilities and Expenses. All reasonable costs, expenses, losses, and damages incurred by D2 in the provision of the services to the Company or its Subsidiaries provided for hereunder shall be paid by the Company, or if paid for by D2, shall be reimbursed by the Company upon provision of a written record of said costs. However, D2 shall not be reimbursed for, and shall itself pay for the cost of its offices, equipment, management personnel (either employees or independent contractors, including the Executives) and facilities and supplies necessary to enable it to fully perform the management duties to be performed by it hereunder.

     8.  Compensation.

          (a) As compensation for its' services performed hereunder, D2 shall be entitled to the following compensation from the Company:

               (i) a $240,000 annual base fee (the "Fee"), payable by the Company in monthly installments on the first day of each calendar month, commencing January 2, 2000. Until January 1, 2002, all or a portion of the Fee may be paid in shares of the Common Stock of the Company. The number of shares to be issued in payment of the Fee shall be equal to the portion of the Fee to be paid in Common Stock, divided by the average Closing Bid Price of the Common Stock over the 30 days prior to the date on which an installment shall be paid. For purposes hereof, the "Closing Bid Price" for each trading day shall be the reported per share closing bid price of the Common Stock regular way on the Stock Market on such trading day, and "Stock Market" shall mean the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, shall mean NASDAQ or, if the Common Stock is not quoted on Nasdaq, shall mean the OTC Bulletin Board or, if the Common Stock is not quoted on the OTC Bulletin Board, shall mean the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for that purpose.

               (ii) in addition, the Company shall, on January 1, 2000, issue to D2 warrants to purchase 2,500,000 shares of its Common Stock, no par value per share ("Common Stock"), all of which shall be immediately exercisable at a price of $2.50 per share and which shall expire on June 30, 2004.

     9. Covenant of D2. D2 covenants and agrees that it will maintain (or will otherwise have available to it) facilities and staff necessary and adequate in all material respects to perform properly its obligations hereunder.

     10. Notices. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed first class mail postage prepaid to the address of the Company and D2 set forth above.

     11. Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     12. Benefit. This Agreement shall bind and inure to the benefit of the parties and their legal representatives, successors and assigns, including, without limitation, a successor by merger.

     13. Assignment. No party hereto may assign or transfer its rights or obligations arising under this Agreement without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld.

     14. Entire Agreement. The parties hereto agree that this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between them as to such subject matter; and there are no restrictions, agreements, arrangements, oral or written, between the parties relating to the subject matter hereof which are not fully expressed or referred to herein.

     15. Waivers and Further Agreements. Any waiver of any terms or conditions of this Agreement shall not operate as a waiver of any other breach of such terms or conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof; provided, however, that no such waiver unless it by its own terms explicitly provides as to the contrary, shall be construed to effect a continuing waiver of the provision being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as the other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

     16. Amendments. This Agreement may not be amended nor shall any waiver, change, modification, consent or discharge be effected except by an instrument in writing executed by or on behalf of the party or parties against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought, subject to the terms of any outstanding loans of the Company.

     17. Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question, invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

     18. Section Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                              BION ENVIRONMENTAL TECHNOLOGIES, INC., a
                              Colorado corporation


                               By: /s/ Jon Northrop
                                   Title: CEO

                              D2 CO., LLC, a Delaware limited liability company


                              By: /s/ David J. Mitchell
                                  Title: President

THIS WARRANT HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THE HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                     BION ENVIRONMENTAL TECHNOLOGIES, INC.

                                     Warrant

Warrant to Subscribe                                       January 1, 2000
for 2,500,000 shares

                            Void After June 30, 2004

     THIS CERTIFIES that, for value received, D2 Co., LLC, a Delaware limited liability company, or its registered assigns ("D2"), is entitled to subscribe for and purchase from Bion Environmental Technologies, Inc., a Colorado corporation (hereinafter called the "Company"), at the price of $2.50 per share (such price as from time to time adjusted as hereinafter provided being hereinafter called the "Warrant Price"), at any time prior to June 30, 2004 (the "Warrant Expiration Date"), up to 2,500,000 (subject to adjustment as hereinafter provided) fully paid and nonassessable shares of Common Stock, no par value per share, of the Company (hereinafter called the "Common Stock"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. This Warrant was issued pursuant to a certain Management Agreement, dated as of December 23, 1999 (the "Management Agreement"), between the Company and D2 and the rights and benefits contained therein shall inure to the benefit of all subsequent holders of this Warrant. The Warrants issued pursuant to the Management Agreement and any warrant or warrants subsequently issued upon exchange or transfer thereof are hereinafter collectively called the "Warrants." "Registered Holder" shall mean, as to any Warrant and as of any particular date the person in whose name the certificate representing the Warrant shall be registered on that date on the books maintained by the Company pursuant to Section 3(b).

     Section 1.  Exercise of Warrant.

          (a) Method of Exercise. The rights represented by this Warrant may be exercised by the holder hereof, in whole at any time or from time to time in part, but not as to a fractional share of Common Stock, by the surrender of this Warrant (properly endorsed) at the office of the Company as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company, and as further provided below in this Section 1 by payment to the Company of the Warrant Price in cash or by certified or official bank check, for each share being purchased.

          (b) Delivery of Certificates. Etc. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the holder, shall be delivered to the holder hereof within a reasonable time, not exceeding ten days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

     2.  Reservation of Shares; Listing; Payment of Taxes; etc.

          (a) The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of Warrant, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrant. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrant shall, at the time of delivery (assuming full payment of the purchase price thereof), be duly and validly issued, fully paid, nonassessable and free from all issuance taxes, liens and charges with respect to the issue thereof including, without limitation, adverse claims whatsoever (with the exception of claims arising through the acts of the Registered Holders themselves and except as arising from applicable Federal and state securities laws), that the Company shall have paid all taxes, if any, in respect of the original issuance thereof and that upon issuance such shares, to the extent applicable, shall be listed on, or included in, the Stock Market. As used herein, "Stock Market" shall mean the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, shall mean NASDAQ or, if the Common Stock is not quoted on Nasdaq, shall mean the OTC Bulletin Board or, if the Common Stock is not quoted on the OTC Bulletin Board, shall mean the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for that purpose.

          (b) The Company covenants that if any securities to be reserved for the purpose of exercise of the Warrant hereunder require registration with, or the approval of, any governmental authority under any federal securities law before such securities may be validly issued or delivered upon such exercise, then the Company will in good faith and as expeditiously as reasonably possible, endeavor to secure such registration or approval. The Company will use reasonable efforts to obtain appropriate approvals or registrations under state "blue sky" securities laws; provided, that the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdictions or make any changes in its capital structure or any other aspects of its business or enter into any agreements with blue sky commissions, including any agreement to escrow shares of its capital stock. With respect to any such securities, however, Warrants may not be exercised by, or shares of Common Stock issued to, any Registered Holder in any state in which such exercise would be unlawful.

          (c) The Company shall pay all documentary, stamp or similar taxes and other similar governmental charges that may be imposed with respect to the issuance of Warrants, or the issuance or delivery of any shares upon exercise of the Warrants; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Registered Holder on any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

     3.  Exchange and Registration of Transfer.

          (a) This Warrant may be exchanged for another Warrant representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part, by surrendering it to the Company at its corporate office. Upon satisfaction of the terms and provisions hereof, the Company shall execute, and the Company shall sign, issue and deliver in exchange therefor, such new Warrant or Warrants that the Registered Holder making the exchange shall be entitled to receive.

          (b) The Company shall keep at its office books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrants and any transfers thereof in accordance with its regular practice. Upon due presentment for registration of transfer of any Warrant at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Warrant or Warrants representing an equal aggregate number of Warrants.

          (c) With respect to all Warrants presented for registration or transfer, or for exchange or exercise, the subscription form attached hereto shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company, duly executed by the Registered Holder or his attorney-in-fact duly authorized in writing.

          (d) Prior to due presentment for registration of transfer thereof, the Company may deem and treat the Registered Holder of any Warrant as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

     4. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the ownership of and loss, theft, destruction or mutilation of any Warrant and (in case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, the Company shall execute, sign and deliver to the Registered Holder in lieu thereof a new Warrant of like tenor representing an equal aggregate number of Warrants.

     5. Adjustment of Warrant Price and Number of Shares of Common Stock or Warrants. Upon each adjustment of the Warrant Price pursuant to this Section 5, the total number of shares of Common Stock purchasable upon the exercise of each Warrant shall (subject to the provisions contained in Subsection 5(c)) be such number of shares (calculated to the nearest tenth) purchasable at the Warrant Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately after such adjustment.

          (a) Except as otherwise provided herein, in the event the Company shall, at any time or from time to time after the date hereof, (i) sell or issue any shares of Common Stock for a consideration per share less than the Warrant Price in effect on the date of such sale or issuance, (ii) issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or
(iii) subdivide or combine the outstanding shares of Common Stock into a greater or fewer number of shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Warrant Price in effect immediately prior to such Change of Shares shall be changed to a price (rounded to the nearest cent) determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction, the numerator of which shall be (x) the sum of (A) the number of shares of Common Stock outstanding immediately prior to the sale or issuance of such additional shares or such subdivision or combination plus (B) the number of shares of Common Stock that the aggregate consideration received (determined as provided in Paragraph 5(g)(v)) for the issuance of such additional shares would purchase at the Warrant Price in effect on the date of such issuance and the denominator of which shall be (y) the number of shares of Common Stock outstanding immediately after the sale or issuance of such additional shares or such subdivision or combination. Such adjustment shall be made successively whenever any such issuance is made.

          (b) In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock other than the number thereof), or in case of any sale or conveyance to another entity of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that each holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, upon the terms and conditions specified in the Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable upon exercise of the Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance.
Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The Company shall not effect any such consolidation, merger or sale unless prior to, or simultaneously with, the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger or the entity purchasing assets or other appropriate entity shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the holder of each Warrant such shares of stock, securities or assets s, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations under this Warrant. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

          (c) If, at any time or from time to time, the Company shall issue or distribute to the holders of shares of Common Stock evidence of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding an issuance or distribution governed by one of the preceding Subsections of this Section 5 and also excluding cash dividends or cash distributions paid out of net profits legally available therefor in the full amount thereof (any such non-excluded event being herein called a "Special Dividend")), then in each case the Registered Holders of the Warrants shall be entitled to a proportionate share of any such Special Dividend as though they were the holders of the number of shares of Common Stock of the Company for which their Warrants are exercisable as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such Special Dividend.

          (d) The Company may elect, upon any adjustment of the Warrant Price hereunder, to adjust the number of Warrants outstanding, in lieu of the adjustment in the number of shares of Common Stock purchasable upon the exercise of each Warrant as hereinabove provided, so that each Warrant outstanding after such adjustment shall represent the right to purchase one share of Common Stock. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest tenth) determined by multiplying the number one by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately after such adjustment. Upon each adjustment of the number of Warrants pursuant to this Section 5, the Company shall, as promptly as practicable, cause to be distributed to each Registered Holder of Warrants on the date of such adjustment Warrants evidencing, subject to Section 6, the number of additional Warrants to which such Holder shall be entitled as a result of such adjustment or, at the option of the Company, cause to be distributed to such Holder in substitution and replacement for the Warrants held by him prior to the date of adjustment (and upon surrender thereof, if required by the Company) new Warrants evidencing the number of Warrants to which such Holder shall be entitled after such adjustment.

          (e) Irrespective of any adjustments or changes in the Warrant Price or the number of shares of Common Stock purchasable upon exercise of the Warrants, the Warrants theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Warrants pursuant to Subsection 3(a), continue to express the same Warrant Price per share, number of shares purchasable thereunder and Redemption Price therefor as when the same were originally issued.

          (f)  After each adjustment of the Warrant Price pursuant to this
Section 5, the Company will promptly prepare a certificate signed by the Chairman or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Warrant Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant after such adjustment, and, if the Company shall have elected to adjust the number of Warrants pursuant to Subsection 5(d), the number of Warrants to which the registered holder of each Warrant shall then be entitled, and the adjustment in Redemption Price resulting therefrom, and (iii) a brief statement of the facts accounting for such adjustment. The Company will cause a brief summary thereof to be sent by ordinary first class mail to each Registered Holder of Warrants at his or her last address as it shall appear on the registry books. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of such adjustment. The affidavit the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

          (g) For purposes of Subsections 5(a) and 5(d), the following provisions (i) to (v) shall also be applicable:

               (i) the number of shares of Common Stock deemed outstanding at any given time shall include all shares of capital stock convertible into, or exchangeable for, Common Stock (on an as converted basis) as well as all shares of Common Stock issuable upon the exercise of (x) any convertible debt,
(y) warrants outstanding on the date hereof and (z) options outstanding on the date hereof.

               (ii) No adjustment of the Warrant Price shall be made unless such adjustment would require an increase or decrease of at least $.01 in such price; provided that any adjustments which by reason of this Paragraph (ii) are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with adjustments so carried forward, shall require an increase or decrease of at least $.01 in the Warrant Price then in effect hereunder.

               (iii) In case of (1) the sale by the Company (including as a component of a unit) of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or any securities convertible into or exchangeable for Common Stock (such securities convertible, exercisable or exchangeable into Common Stock being herein called "Convertible Securities"), or (2) the issuance by the Company, without the receipt by the

Company of any consideration therefor, of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, whether or not such rights, warrants or options, or the right to convert or exchange such Convertible Securities, are immediately exercisable, and the consideration per share for which Common Stock is issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (determined by dividing
(x) the minimum aggregate consideration, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, payable to the Company upon the exercise of such rights, warrants or options, plus the consideration received by the Company for the issuance or sale of such rights, warrants or options, plus, in the case of such Convertible Securities, the minimum aggregate amount, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchage of such Convertible Securities issuable upon the exercise of such rights, warrants or options) is less than the Warrant Price of the Common Stock as of the date of the issuance or sale of such rights, warrants or options, then such total maximum number of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (as of the date of the issuance or sale of such rights, warrants or options) shall be deemed to be "Common Stock" for purposes of Subsections 5(a) and 5(d) and shall be deemed to have been sold for an amount equal to such consideration per share and shall cause an adjustment to be made in accordance with Subsections 5(a) and 5(d).

               (iv) In case of the sale or other issuance by the Company of any Convertible Securities, whether or not the right of conversion or exchange thereunder is immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount of consideration received by the Company for the sale of such Convertible Securities, plus the minimum aggregate amount, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities) is less than the Warrant Price of the Common Stock as of the date of the sale of such Convertible Securities, then such total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities (as of the date of the sale of such Convertible Securities) shall be deemed to be "Common Stock" for purposes of Subsections 5(a) and 5(d) and shall be deemed to have been sold for an amount equal to such consideration per share and shall cause an adjustment to be made in accordance with Subsections 5(a) and 5(d).

               (v) In case the Company shall modify the rights of conversion, exchange or exercise of any of the securities referred to in Paragraphs (iii) or (iv) of this Subsection 5(g) or any other securities of the Company convertible, exchangeable or exercisable for shares of Common Stock, for any reason other than an event that would require adjustment to prevent dilution, so that the consideration per share received by the Company after such modification is less than the Warrant Price as of the date prior to such modification, then such securities, to the extent not theretofore exercised, converted or exchanged, shall be deemed to have expired or terminated immediately prior to the date of such modification and the Company shall be deemed, for purposes of calculating any adjustments pursuant to this Section 5, to have issued such new securities upon such new terms on the date of modification. Such adjustment shall become effective as of the date upon which such modification shall take effect. On the expiration or cancellation of any such right, warrant or option or the termination or cancellation of any such right to convert or exchange any such Convertible Securities, the Warrant Price then in effect hereunder shall forthwith be readjusted to such Warrant Price as would have obtained (a) had the adjustments made upon the issuance or sale of such rights, warrants, options or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities and (b) had adjustments been made on the basis of the Warrant Price as adjusted under clause (a) of this sentence for all transactions (which would have affected such adjusted Warrant Price) made after the issuance or sale of such rights, warrants, options or Convertible Securities.

               (vi) In case of the sale of any shares of Common Stock, any Convertible Securities, any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, the consideration received by the Company therefor shall be deemed to be the gross sales price therefor without deducting therefrom any expense paid or incurred by the Company or any underwriting discounts or commissions or concessions paid or allowed by the Company in connection therewith. In the event that any securities shall be issued in connection with any other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated among the securities, then each of such securities shall be deemed to have been issued for such consideration as the Board of Directors of the Company determines in good faith; provided, however that if holders of more than of 10% of the then outstanding Warrants disagree with such determination, the Company shall retain an independent investment banking firm for the purpose of obtaining an appraisal.

          (h) Notwithstanding any other provision hereof, no adjustment to the Warrant Price of the Warrants or to the number of shares of Common Stock purchasable upon the exercise of each Warrant will be made:

               (i) upon the exercise of any of the options outstanding on the date hereof under the Company's existing stock option plans; or

               (ii) upon the issuance or exercise of options which may hereafter be granted with the approval of the Board of Directors, or exercised, under any employee benefit plan of the Company to officers, directors, consultants or employees, but only with respect to such options as are exercisable at prices no lower than the Closing Bid Price (or, if the price referenced in the definition of Closing Bid Price cannot be determined, the Fair Market Value (as defined below)) of the Common Stock as of the date of grant thereof; or

               (iii) upon issuance or exercise of the warrants issued to D2 in connection with the Management Agreement between D2 Co., LLC and the Company, dated December 23, 1999 or upon the conversion of the notes or the exercise of the warrants included in the units issued pursuant to a bridge financing of the Company being effected concurrently herewith; or

               (iv) upon the issuance or sale of Common Stock or Convertible Securities pursuant to the exercise of any rights, options or warrants to receive, subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, whether or not such rights, warrants or options were outstanding on the date of the original sale of the Warrants or were thereafter issued or sold, provided that an adjustment was either made or not required to be made in accordance with Subsections 5(a) and 5(d) in connection with the issuance or sale of such securities or any modification of the terms thereof; or

               (v) upon the issuance or sale of Common Stock upon conversion or exchange of any Convertible Securities, provided that any adjustments required to be made upon the issuance or sale of such Convertible Securities or any modification of the terms thereof were so made, and whether or not such Convertible Securities were outstanding on the date of the original sale of the Warrants or were thereafter issued or sold.

Paragraph 5(g)(v) shall nevertheless apply to any modification of the rights of conversion, exchange or exercise of any of the securities referred to in Paragraphs (i), (ii) and (iii) of this Subsection 5(h). For purposes hereof, "Fair Market Value" shall mean the average Closing Bid Price for twenty (20) consecutive trading days, ending with the trading day prior to the date as of which the Fair Market Value is being determined, (with appropriate adjustments for subdivisions or combinations of shares effected during such period) provided that if the prices referred to in the definition of Closing Bid Price cannot be determined for such period, "Fair Market Value" shall be the fair market value as determined by the Board of Directors in good faith.

          (i) As used in this Section 5, the term "Common Stock" shall mean and include the Company's Common Stock authorized on the date of the original issue of the Warrants and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided, however, that the shares issuable upon exercise of the Warrants shall include only shares of such class designated in the Company's Certificate of Incorporation, as amended, as Common Stock on the date of the original issue of the Warrants or (i), in the case of any reclassification, change, consolidation, merger, sale or conveyance of the character referred to in Subsection 5(c), the stock, securities or property provided for in such section or (ii), in the case of any reclassification or change in the outstanding shares of Common Stock issuable upon exercise of the Warrants as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value to par value, such shares of Common Stock as so reclassified or changed.

          (j) Any determination as to whether an adjustment in the Warrant Price in effect hereunder is required pursuant to Section 5, or as to the amount of any such adjustment, if required, shall be binding upon the holders of the Warrants and the Company if made in good faith by the Board of Directors of the Company.

          (k) If and whenever the Company shall grant to the holders of Common Stock, as such, rights or warrants to subscribe for or to purchase, or any options for the purchase of, Common Stock or securities convertible into or exchangeable for or carrying a right, warrant or option to purchase Common Stock, the Company may at its option elect concurrently therewith to grant to each Registered Holder as of the record date for such transaction of the Warrants then outstanding, the rights, warrants or options to which each Registered Holder would have been entitled if, on the record date used to determine the shareholders entitled to the rights, warrants or options being granted by the Company, the Registered Holder were the holder of record of the number of whole shares of Common Stock then issuable upon exercise of his or her Warrant. If the Company shall so elect under this Subsection 5(k), then such grant by the Company to the holders of the Warrants shall be in lieu of any adjustment which otherwise might be called for pursuant to this Section 5.

     6. Fractional Warrants and Fractional Shares. If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 5, the Company nevertheless shall not be required to issue fractions of shares, upon exercise of the Warrant or otherwise, nor to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Registered Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of one share of Common Stock as of the date of exercise.

     7. Warrant Holders Not Deemed Shareholders. No holder of Warrants shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of such Warrants for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the holder of Warrants, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised such Warrants and been issued shares of Common Stock in accordance with the provisions hereof.

     8. Rights of Action. All rights of action with respect to this Agreement are vested in the respective Registered Holders of the Warrants, and any Registered Holder of a Warrant, without consent of the holder of any other Warrant, may, in his own behalf and for his own benefit, enforce against the Company his right to exercise his Warrant for the purchase of shares of Common Stock in the manner provided herein.

     9. Agreement of Warrant Holders. Every holder of any Warrant, by his acceptance thereof, consents and agrees with the Company and every other holder of any Warrant that:

               (i) The Warrants are transferable only on the registry books of the Company by the Registered Holder thereof in person or by his or her attorney duly authorized in writing and only if such Warrants are surrendered at the office of the Company, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Company, in its sole discretion, together with payment of any applicable transfer taxes; and

               (ii) The Company may deem and treat the person in whose name the Warrant is registered as the holder and as the absolute, true and lawful owner thereof for all purposes, and the Company shall not be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in
Section 3.

     10. Investment Representation and Legend. The holder, by acceptance of the Warrants, represents and warrants to the Company that it is acquiring the Warrants and the shares of Common Stock (or other securities) issuable upon the exercise hereof for investment purposes only and not with a view towards the resale or other distribution thereof and agrees that the Company may affix upon this Warrant the following legend:

     "This Warrant has been issued in reliance upon the representation of the holder that it has been acquired for investment purposes and not with a view towards the resale or other distribution thereof. Neither this Warrant nor the shares issuable upon the exercise of this Warrant have been registered under the Securities Act of 1933, as amended."

The holder, by acceptance of this Warrant, further agrees that the Company may affix the following legend to certificates for shares of Common Stock issued upon exercise of this Warrant:

     "The securities represented by this certificate have been issued in reliance upon the representation of the holder that they have been acquired for investment and not with a view toward the resale or other distribution thereof, and have not been registered under the Securities Act of 1933, as amended. Neither the securities evidenced hereby, nor any interest therein, may be offered, sold, transferred, encumbered or otherwise disposed of unless either (i) there is an effective registration statement under said Act relating thereto or (ii) the Company has received an opinion of counsel, reasonably satisfactory in form and substance to the Company, stating that such registration is not required."

     11. Cancellation of Warrants. If the Company shall purchase or acquire any Warrant or Warrants, by redemption or otherwise, each such Warrant shall thereupon be and canceled by it and retired. The Company shall also cancel the Warrant or Warrants following exercise of any or all thereof or delivered to it for transfer, split up, combination or exchange.

     12. Modification of Warrant. The terms of the Warrants shall not be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders representing at least a majority of the Warrants then outstanding; provided, that, no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or the Warrant Price therefor, or the acceleration of the Warrant Expiration Date, shall be made without the consent in writing of the Registered Holder of the Warrant, and in compliance with applicable law.

     13. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed by means of first class registered or certified mail, postage prepaid as follows: if to the Registered Holder of a Warrant, at the address of such holder as shown on the registry books maintained by the Company; if to the Company, at 555 17th St., Suite 3310, Denver, CO 80202, or at such other address as may have been furnished to the Registered Holder in writing by the Company.

     14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to principles of conflict of laws.

     15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder and their respective successors and assigns, and the holders from time to time of the Warrants. Nothing in this Warrant is intended nor shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

     16. Registration Rights. The rights of the holder hereof with respect to the registration under the Securities Act of 1933, as amended, of the shares of Common Stock issuable upon the exercise of this Warrant are set forth in that Warrant Purchase Agreement dated December 23, 1999, between the Company and D2.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first above written.

                              BION ENVIRONMENTAL TECHNOLOGIES, INC.

                              By: /s/ Jon Northrop
                                  Authorized Officer

                               SUBSCRIPTION FORM

                    To Be Executed by the Registered Holder
                          in Order to Exercise Warrant

     The undersigned Registered Holder hereby irrevocably elects to exercise __________ Warrants represented by this certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

     ______________________________________________________
     ______________________________________________________
     ______________________________________________________
     ______________________________________________________
     [please print or type name and address]

and be delivered to


     ______________________________________________________
     ______________________________________________________
     ______________________________________________________
     ______________________________________________________
     [please print or type name and address]

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

     The undersigned represents that the exercise of the within Warrant was solicited by a member of the National Association of Securities Dealers, Inc. If not solicited by an NASD member, please write "unsolicited" in the space below.


                                   (Name of NASD Member)

Dated: ______________________ X    _______________________________________
                                   _______________________________________
                                   _______________________________________
                                                    Address

                                   _______________________________________
                                       Taxpayer Identification Number

                                   _______________________________________
                                            Signature Guaranteed

                                   ASSIGNMENT

                    To Be Executed by the Registered Holder
                           In Order to Assign  Warrant

FOR VALUE RECEIVED, ______________________________________ hereby sells, assigns and transfers unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

     ______________________________________________________
     ______________________________________________________
     ______________________________________________________
     ______________________________________________________
     [please print or type name and address]

     ___________________________ of the Warrants represented hereby, and hereby irrevocably constitutes and appoints

________________________________________________________________________
Attorney to transfer this Warrant on the books of the Company, with full power of substitution in the premises.

Dated: _________________________  X_______________________________________
                                              Signature Guaranteed


                                   _______________________________________

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A MEMBER OF THE MEDALLION STAND PROGRAM.